SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report:   December 12, 2001


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                               54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                          21046-1891
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:             (301) 939-7000

                                ESSEX CORPORATION


Item 1.    Changes in Control of Registrant

           None.

Item 2.    Acquisition or Disposition of Assets

           None.

Item 3.    Bankruptcy or Receivership

           None.

Item 4.    Changes in Registrant's Certifying Accountant

           None.

Item 5.    Other Events

           None.

Item 6.    Resignations of Registrant's Directors

           None.

Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           Exhibit 10.25 Flex Lease Agreement Between PHL-OPCO, LP, as Landlord and Essex Corporation, As Tenant, Rivers 95 Columbia, MD

Item 8.    Change in Fiscal Year

           Not Applicable.

Item 9.    Regulation FD Disclosure

           Not Applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ESSEX CORPORATION
                                            (Registrant)




DATE:  December 12, 2001                          /s/Joseph R. Kurry, Jr.
                       --------------------------------------------------------
                                        Joseph R. Kurry, Jr.
                       Sr. Vice President, Treasurer and Chief Financial Officer

                                ESSEX CORPORATION


                                  EXHIBIT 10.25


                              FLEX LEASE AGREEMENT


                                     BETWEEN


                                  PHL-OPCO, LP,

                                   AS LANDLORD


                                       AND


                               ESSEX CORPORATION,

                                    AS TENANT


                                    RIVERS 95
                               COLUMBIA, MARYLAND